SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2006

                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                    000-51043               43-1705942
   (State or Other Jurisdiction       (Commission File         I.R.S. Employer
of Incorporation or Organization)         Number)            Identification No.)


12 MASONIC AVE., CAMDEN, NY                                       13316
(Address of Principal Executive Offices)                        (Zip Code)

     Registrant's telephone number, including area code: (315) 245-3800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by International Wire Group, Inc. on April 4, 2006, to include the historical financial statements of the business acquired, Phelps Dodge High Performance Conductors of SC & GA, Inc. (which changed its name to IWG High Performance Conductors, Inc.) ("HPC") and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The audited financial statements of HPC as of and for the years ended December 31, 2005, December 31, 2004 and December 31, 2003 are filed as Exhibit 99.1 to this amendment and incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information for the three months ended March 31, 2006 and for the year ended December 31, 2005 is filed as
Exhibit 99.2 and is incorporated in its entirety by reference.

(d) Exhibits

     EXHIBIT        DESCRIPTION
     -------        -----------

       99.1 Audited financial statements as of and for the years ended December 31, 2005, December 31, 2004 and December 31, 2003.

       99.2 Unaudited pro forma combined financial information for the three months ended March 31, 2006 and for the year ended December 31, 2005.







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERNATIONAL WIRE GROUP, INC.


Date:  June 16, 2006                         By:  /s/ Glenn J. Holler
                                                  ------------------------------
                                                  Name:   Glenn J. Holler
                                                  Title:  Senior Vice President,
                                                          Chief Financial
                                                          Officer and Secretary




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                                  EXHIBIT INDEX

     EXHIBIT        DESCRIPTION
     -------        -----------

       99.1 Audited financial statements as of and for the years ended December 31, 2005, December 31, 2004 and December 31, 2003.

       99.2 Unaudited pro forma combined financial information for the three months ended March 31, 2006 and for the year ended December 31, 2005.